Exhibit 10.12

                                                                  EXECUTION COPY

                           THIRD AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") dated as of the 19th day of December, 2001 (the "Agreement"), by and among iPCS WIRELESS, INC. (the "Borrower"), a Delaware corporation, iPCS, INC., ("Holdings"), a Delaware corporation, iPCS EQUIPMENT, INC. ("Equipmentco"), a Delaware corporation (collectively with the Borrower and Holdings, the "Loan Parties"), the Lenders (as defined in the Credit Agreement defined below), and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Loan Parties, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 12, 2000, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of February 23, 2001, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement and Consent dated as of September 28, 2001 (the "Credit Agreement");

     WHEREAS, the Borrower has requested that the Lenders, and the Lenders have agreed to, subject to the terms hereof, amend the Credit Agreement as more fully set forth herein; and

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1. Amendment to Section 1.3. Section 1.3, Accounting Terms and Determinations, of the Credit Agreement, is hereby amended by deleting subsection (c) in its entirety and by substituting in lieu thereof the following:

          "(c) To enable the ready and consistent determination of compliance with the covenants set forth in this Agreement, neither the Borrower nor Holdings will change the last day of its fiscal year from September 30 or the last days of its first three fiscal quarters in each of its fiscal years from December 31, March 31 and June 30, respectively."

     2. No Other  Amendment  or Waiver.  Notwithstanding  the  agreement  of the
Lenders to the terms and provisions of this Agreement, the Loan Parties acknowledge and expressly agree that this Agreement is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Credit Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Administrative Agent or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Agreement. The Credit Agreement and each other Loan Document shall be deemed modified hereby solely to the extent necessary to effect the waivers and amendments contemplated hereby.

3. Representations and Warranties. The Loan Parties hereby represent and warrant in favor of the Administrative Agent and each Lender as follows:

          (a) Each of the Loan Parties has the corporate power and authority (i) to enter into this Agreement and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by them;

          (b) This Agreement has been duly and validly executed and delivered by each of the Loan Parties that is a party thereto, and such Agreement constitutes the legal, valid and binding obligations of such Persons, enforceable against each such Person in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

          (c) The execution and delivery of this Agreement and the performance by the Loan Parties under the Credit Agreement and the other Loan Documents to which each is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Loan Parties or any of their Subsidiaries which has not already been obtained, nor is in contravention of or in conflict with the articles of incorporation, by-laws or partnership agreements of the Loan Parties or any of their Subsidiaries, or any provision of any statute, judgment, order, or material indenture, instrument, agreement, or undertaking to which Loan Parties or any of their Subsidiaries is a party or by which any of their respective assets or properties is or may become bound; and

          (d) The representations and warranties contained in Article 7 of the Credit Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Agreement, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default now exists or will be caused hereby.

     4. Conditions Precedent: Effective Date. This Agreement shall be effective as of the Agreement Date subject to satisfaction of each of the following conditions precedent:

          (a) all of the  representations  and  warranties of the Borrower under
     Section 3 hereof which are made as of the date hereof, being true and correct in all material respects; and

          (b) receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders and each of the Loan Parties.

5.       Guarantor Acknowledgment.

          (a) Each of Holdings and Equipmentco has guarantied the Obligations. Holdings and Equipmentco are collectively referred to herein as the "Guarantors", and the Guaranty executed by each Guarantor are collectively referred to herein as the "Guaranties".

          (b) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Agreement. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guaranty the payment and performance of all "Obligations" under each of the Guaranties, as the case may be (in each case as such terms are defined in the applicable Guaranty), including without limitation the payment and performance of all such "Obligations" under each of the Guaranties, as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

          (c) Each Guarantor acknowledges and agrees that any of the Guaranties to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement, this Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          (d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Agreement and (ii) nothing in the Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

     6.   Counterparts.   This  Agreement   maybe  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

     7. Loan Documents. Each reference in the Credit Agreement or any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby and as the same may hereafter be amended.

     8. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, applicable to agreements made and to be performed in New York.

     9. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                   iPCS WIRELESS, INC.,
                            a Delaware corporation


                            By:  /s/ Alan B. Catherall
                                ----------------------------------------------
                            Name:    Alan B. Catherall
                                  --------------------------------------------
                            Title:   Chief Financial Officer
                                   -------------------------------------------

HOLDINGS:                   iPCS, INC., a Delaware corporation


                            By: /s/ Alan B. Catherall
                                ----------------------------------------------
                            Name:   Alan B. Catherall
                                  --------------------------------------------
                            Title:  Chief Financial Officer
                                   -------------------------------------------



EQUIPMENTCO:                iPCS EQUIPMENT, INC.,
                            a Delaware corporation


                            By: /s/ Alan B. Catherall
                                ----------------------------------------------
                            Name:   Alan B. Catherall
                                  --------------------------------------------
                            Title:  Chief Financial Officer
                                   -------------------------------------------

ADMINISTRATIVE AGENT
AND LENDERS:                TORONTO DOMINION (TEXAS), INC.,
                            as Administrative Agent and as a Lender


                            By: /s/ Jeffrey R. Lents
                                ----------------------------------------------
                            Name:   Jeffrey R. Lents
                                  --------------------------------------------
                            Title:  Vice President
                                   -------------------------------------------

                            GE CAPITAL CORPORATION, as a Lender


                            By:
                                ----------------------------------------------
                            Name:
                                  --------------------------------------------
                            Title:
                                   -------------------------------------------

                            THE BANK OF NOVA SOCTIA, as a Lender


                            By: /s/ Stephen C. Levi
                                ----------------------------------------------
                            Name:   Steven C. Levi
                                  --------------------------------------------
                            Title:  Authorized Signatory
                                   -------------------------------------------

                            BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Lender


                            By: /s/ Michael J. Wiskind
                                ----------------------------------------------
                            Name:   Michael J. Wiskind
                                  --------------------------------------------
                            Title:  Vice President
                                   -------------------------------------------

                            CITY NATIONAL BANK, as a Lender


                            By: /s/ Aaron Cohen
                                ----------------------------------------------
                            Name:   Aaron Cohen
                                  --------------------------------------------
                            Title:  Vice President
                                   -------------------------------------------

                            FORTIS CAPITAL CORP., as a Lender


                            By: /s/ Alan E. McLintock
                                ----------------------------------------------
                            Name:   Alan E. McLintock
                                  --------------------------------------------
                            Title:  Managing Director
                                   -------------------------------------------


                            By:  /s/ Colm Kelly
                                ----------------------------------------------
                            Name:    Colm Kelly
                                  --------------------------------------------
                            Title:   Assistant Vice President
                                   -------------------------------------------

                            IBM CREDIT CORPORATION, as a Lender


                            By: /s/ Thomas S. Curcio
                                ----------------------------------------------
                            Name:   Thomas S. Curcio
                                  --------------------------------------------
                            Title:  Manager of Credit
                                   -------------------------------------------

                            NATIONAL CITY BANK, as a Lender


                            By: /s/ Chris Kalmbach
                                ----------------------------------------------
                            Name:   Chris Kalmbach
                                  --------------------------------------------
                            Title:  SVP
                                   -------------------------------------------

                            PNC BANK, NATIONAL ASSOCIATION, as a Lender


                            By:
                                ----------------------------------------------
                            Name:
                                  --------------------------------------------
                            Title:
                                   -------------------------------------------